PRINCIPAL ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Summary Of Expected Allowance For Credit Losses
The following table summarized the details of the Company’s allowance for credit losses:

	2020	2021	2022
Balance at beginning of year	—	13,089	12,504
Allowance for credit losses	13,089	24,045	21,233
Write-offs	—	(24,630)	(374)

Balance at end of year	13,089	12,504	33,363

Schedule of useful life of property plant equipment
Property, equipment and software are stated at cost less accumulated depreciation. Property, equipment and software are depreciated at rates sufficient to write off their costs less impairment and residual value, if any, over the estimated useful lives on a straight-line basis. The estimated useful lives are as follow:

Category	Estimated useful lives

Leasehold improvement	Shorter of the term of the lease or the estimated useful lives of the assets
Electronic equipment	3 years
Furniture	3 years
Software	3 years
Vehicles	3 years